Supplement dated October 7, 2011
to the Prospectus for the
Madison Mosaic Income Trust Institutional Bond Fund dated May 1, 2011

This Supplement dated October 7, 2011 amends the Prospectus of the Madison Mosaic Income Trust dated May 1, 2011 for the Institutional Bond Fund.  Please keep this Supplement with your records.

Page 8:                      Dividends and Distributions.  The first sentence is deleted and replaced with:

The Fund’s net income, if any, is declared as dividends and distributed to shareholders quarterly.

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